Exhibit 10.19

                       Amendment to Coal Supply Agreement


     This Amendment is entered into effective January 1, 2003, between Southern Indiana Gas and Electric Company (Buyer) and Vectren Fuels, Inc., f/k/a SIGCORP Fuels, Inc. (Seller) and evidences as follows:

     WHEREAS, on January 1, 1998, Buyer and Seller entered into a Coal Supply Agreement whereby Seller sells coal produced by the Cypress Creek Mine to Buyer; and

     WHEREAS, the parties intend to continue this arrangement under the terms of the Coal Supply Agreement, as amended hereby; and

     WHEREAS, in accordance with a 1997 Letter Agreement, Buyer has reviewed the terms hereof with the OUCC;

     NOW, THEREFORE, the Buyer and Seller agree as follows:

     1. In accordance with Section 1.1 of the Coal Supply Agreement, the parties have renewed the Agreement for the additional five (5) year period, ending December 31, 2007.

     2. The parties agree that Section 6.1 of the Coal Supply Agreement is superceded and replaced with the following provision:

          6.1 Price. The Base Price of Coal per million BTU's delivered to Buyer's F. B. Culley Generating Station during the term of the Agreement is as follows:

                              2003 $1.141 per MMBtu

                              2004 $1.138 per MMBtu

                              2005 $1.182 per MMBtu

                              2006 $1.143 per MMBtu

                              2007 $1.168 per MMBtu

     3. All other terms and conditions of the Coal Supply Agreement remain unmodified and will apply throughout the term of the Agreement.

     In Witness Whereof, Buyer and Seller have agreed to these terms as evidenced by the signatures of their authorized representatives set forth below:

VECTREN FUELS, INC.                             SOUTHERN INDIANA GAS AND
                                                ELECTRIC COMPANY



By:  /s/ Randy L. Beck                By: /s/ Ronald G. Jochum
   -----------------------------         ---------------------------------------
     Randy L. Beck                        Ronald G. Jochum